                                                                    EXHIBIT 24.1


                 POWERS OF ATTORNEY OF DIRECTORS AND OFFICERS OF
                       KEYBANK USA, NATIONAL ASSOCIATION.

                                POWER OF ATTORNEY


         The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,900,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

 Signature                             Title
 ---------                             -----

 /s/ James A. Fishell                  Principal Executive Officer and Director
 --------------------------
 James A. Fishell

                                POWER OF ATTORNEY


         The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,900,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 25th day of May, 1999.

 Signature                             Title
 ---------                             -----

 /s/ Michael W. Dvorak                 Principal Executive Officer and Director
 ----------------------
 Michael W. Dvorak

                                POWER OF ATTORNEY


         The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,900,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

 Signature                             Title
 ---------                             -----

 /s/ Joseph A. Pampush                 Principal Executive Officer and Director
 -------------------------
 Joseph A. Pampush

                                POWER OF ATTORNEY


         The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,900,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

 Signature                             Title
 ---------                             -----

 /s/ Patrick J. Swanick                Director
---------------------------
 Patrick J. Swanick

                                POWER OF ATTORNEY


         The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,900,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 27th day of May, 1999.

 Signature                             Title
 ---------                             -----

 /s/ Kevin M. Blakely                  Director
 ----------------------
 Kevin M. Blakely

                                POWER OF ATTORNEY


         The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,900,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 25th day of May, 1999.

 Signature                             Title
 ---------                             -----

 /s/ Forrest F. Stanley                Director
 -------------------------
 Forrest F. Stanley